UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2020

SYNDAX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37708	32-0162505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building D, Floor 3 35 Gatehouse Drive Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 419-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On February 12, 2020, the Board of Directors (the “Board”) of Syndax Pharmaceuticals, Inc. (the “Company”) approved the recommendations of the Compensation Committee of the Board (the “Committee”) of 2019 cash bonuses, 2020 annual base salaries, 2020 bonus targets and equity awards for the Company’s named executive officers (each, an “Executive”), as set forth below.  The Board also approved the Committee’s recommendations and amended the severance benefits of certain of its executives.

2019 Cash Bonuses, 2020 Annual Base Salaries and 2020 Bonus Targets

The Board approved the Committee’s recommendations of the following 2019 cash bonuses, 2020 annual base salaries, which salaries are effective January 1, 2020, and 2020 bonus targets for the Executives:

Name and Title	2019 Cash Bonus	2020 Annual Base Salary	2020 Bonus Target
Briggs W. Morrison, M.D. Chief Executive Officer and Director	$262,375	$600,547	50%
Michael A. Metzger President and Chief Operating Officer and Director	$252,000	$576,800	50%
Michael L. Meyers, M.D., Ph.D Senior Vice President, Chief Medical Officer	$152,770	$437,100	40%

Equity Awards

The Board also approved the Committee’s recommendations and granted the following options to purchase shares of the Company’s common stock to the Executives pursuant to the Company’s 2015 Omnibus Incentive Plan:

Name and Title	Option Grant (shares)
Briggs W. Morrison, M.D. Chief Executive Officer and Director	194,000
Michael A. Metzger President and Chief Operating Officer and Director	140,000
Michael L. Meyers, M.D., Ph.D Senior Vice President, Chief Medical Officer	50,825

The stock option granted to each Executive has (i) a vesting commencement date of February 12, 2020, (ii) an exercise price of $9.47 per share, the closing price of the Company’s common stock on February 12, 2020 and (iii) a term of 10 years from the grant date. One forty-eighth (1/48th) of the shares of common stock subject to each such option shall vest monthly from the vesting commencement date, during the Executive’s continued service as an employee, consultant, director or officer of the Company over the forty-eight (48) months following the date of grant, until all of the shares subject to such option are fully vested.

In addition to the annual stock option grants above, the Board approved the Committee’s recommendation and granted Mr. Metzger a restricted stock unit grant of 15,000 shares.  The restricted stock unit grant has (i) a vesting commencement date of February 12, 2020, (ii) a fair market value of $9.47 per share, the closing price of the Company’s common stock on February 12, 2020 and (iii) a term of 10 years from the grant date. One quarter (1/4th) of the shares of common stock subject to such grant shall vest annually from the vesting commencement date, during the Executive’s continued service as an employee, consultant, director or officer of the Company over the four (4) years following the date of grant, until all of the shares subject to such grant are fully vested.

Executive Severance Benefits

The Board approved the Committee’s recommendations and amended the severance benefits of certain of its executives. For Dr. Meyers and Richard P. Shea, the amended agreements provide for nine (9) months of salary compensation and nine (9) months of benefits continuation in the event of their termination without Cause or for Good Reason (each as defined in their employment agreements with the Company) absent a Change in Control.  For Dr. Morrison and Mr. Metzger, the amended agreements provide for eighteen (18) months of salary compensation and 1.5x their annual bonus target in the event of their termination without Cause or for Good Reason (each as defined in their employment agreements with the Company) in the event of a Change in Control (as defined in their employment agreements).

The Company anticipates entering into amended and restated employment agreements with each executive, copies of which the Company will file with the SEC as exhibits to its Quarterly Report on Form 10-Q for the period ended March 31, 2020.

Non-Employee Director Compensation Policy

Also, on February 12, 2020, the Board approved an amendment to the Company’s Non-Employee Director Compensation Policy (the “Policy”), pursuant to which the Board approved a change to the date of receipt of the annual non-employee director stock option grants.  Pursuant to the Policy, as amended, each non-employee director other than the non-executive chairperson of the Board (the “Chair”) shall receive an annual award of options to purchase 24,000 shares and the Chair shall also receive an annual award of options to purchase 44,000 shares (each as adjusted for stock splits, stock dividends, recapitalization and similar events) of the Company’s common stock on the same date that the Board awards annual stock option grants to the Company’s executive officers.

Following its review of relevant peer group market data, the Board also approved increases in cash compensation for membership and chair status of each of its standing committees.  Pursuant to the Policy, as amended, each member of our audit, compensation and nominating and corporate governance committees, other than the chairperson, shall receive an additional annual retainer of $10,000, $7,500 and $5,000, respectively; and each chairperson of our audit, compensation and nominating and corporate governance committees shall receive an additional annual retainer of $20,000, $15,000 and $10,000, respectively.

The foregoing description of the Policy, as amended, is not complete and is subject to, and qualified in its entirety by reference to, the complete text of the Policy, as amended, which the Company will file with the SEC as an exhibit to its Quarterly Report on Form 10-Q for the period ended March 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNDAX PHARMACEUTICALS, INC.

By:	/s/ Briggs W. Morrison, M.D.
Briggs W. Morrison, M.D.
Chief Executive Officer

Dated: February 20, 2020

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